NASDAQ: ISTR Sandler O’Neill East Coast Financial Services Conference November 2015 Exhibit 99.1

Forward-looking Statements This presentation may include forward-looking statements as defined by the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based upon current expectations and assumptions about our business that are subject to a variety of risks and uncertainties that could cause the actual results to differ materially from those described in this presentation. You should not rely on forward-looking statements as a prediction of future events. Additional information regarding factors that could cause actual results to differ materially from those discussed in any forward looking statements are described in reports and registration statements we file with the SEC, including our Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, copies of which are available on the Investar internet website http://www.investarbank.com. We disclaim any obligation to update any forward-looking statements or any changes in events, conditions or circumstances upon which any forward-looking statement may be based except as required by law. www.investarbank.com NASDAQ: ISTR We encourage everyone to visit the Investors Section of our website at www.investarbank.com, where we have posted additional important information such as press releases and SEC filings. We intend to use our website to expedite public access to time-critical information regarding the Company in advance of or in lieu of distributing a press release or a filing with the SEC disclosing the same information.

Company Profile as of September 30, 2015

Senior Management John J. D’Angelo, President & CEO Christopher L. Hufft, Chief Financial Officer Founding President and Chief Executive Officer New Orleans native; graduate of Louisiana State University Prior to founding Investar, Mr. D’Angelo was president and director of Aegis Lending Corporation, a mortgage lending company with operations in 46 states and the District of Columbia Previously, Mr. D’Angelo held various senior positions at Hibernia National Bank (the predecessor to Capital One Bank, N.A.), focusing on the East Baton Rouge Parish, Louisiana, market Current ownership of 2% Joined the Bank in February 2014 as Chief Accounting Officer Prior to joining the Bank, Mr. Hufft served for 9 years as the Vice President of Accounting at Amedisys, Inc., a publicly-traded home health and hospice company Mr. Hufft, a licensed certified public accountant, also spent seven years in public accounting, serving both public and privately-held clients in the banking, healthcare and manufacturing sectors B.S. Accounting – Louisiana State University Travis M. Lavergne, Chief Credit Officer Served as Executive Vice President and Chief Credit Officer since March, 2013 and Chief Risk Management Officer since joining in July 2012 Prior to joining the Bank, Mr. Lavergne was a Senior Examiner at the Louisiana Office of Financial Institutions from September 2005 to July 2012 B.S. Finance – Louisiana State University M.B.A. Southeastern Louisiana University

Accomplishments to Date Key Areas Staffed with Experienced Bankers Very Strong Growth Complemented by Two Successful Acquisitions High Quality Organic Loan Portfolio Nimble Institution Able to Shift Resources as Customers’ Demands Change Firmly Established in Four Key Louisiana Markets Since commencing operations in June 2006, Investar has successfully established a profitable commercial bank in multiple growth markets: Completed Initial Public Offering of 3.3 million shares generating net proceeds of $41.7 million

Franchise Overview Franchise History June 2006 – Chartered with an initial capitalization of $10.1 million 2Q 2011 – Opened two additional branches in Baton Rouge Market May 2013 – Entered the Hammond market through the acquisition of First Community Bank October 1, 2011 – Acquired South Louisiana Business Bank July 2013 – Entered Lafayette market by opening a de novo branch December 2012 – Entered the New Orleans market through the purchase of two closed branch locations and hiring of local bankers May 2009 – Opened second branch in Baton Rouge FY 2008 – Achieved profitability in second full year of operations July 2014 – Completed initial public offering of 3.3 million shares August 2014 – Opened additional branch in Baton Rouge market

Franchise Overview Branch Map Current Total Assets: $937.7 Million 11 full-service branches in the Baton Rouge, New Orleans, Hammond, and Lafayette markets 165 employees at September 30, 2015 One new branch opening in 2015 Institutional ownership 41% Insider ownership 9% 5-year CAGRs¹ Assets – 38.3% Loans – 35.6% Deposits – 34.2% For the five years ended December 31, 2014

Current Strategy Management Continue to add experienced bankers in new and existing markets Market Southern Louisiana focus with complementary new market expansion Growth Leverage existing infrastructure in four markets Limited de novo branching Opportunistic, disciplined acquisition strategy Focus on relationship banking Asset Quality Loan portfolio diversity Disciplined credit philosophy – legacy delinquencies less than 1% Profitability Expected to increase as investment in infrastructure has already been made

Opportunistic Acquirer

- **Two whole bank transactions since 2011**
- **Processes and infrastructure established to analyze selective opportunities going forward**

South Louisiana Business Bank

- Announced: June, 2011
- Closed: October, 2011
- 1 Branch in Prairieville, LA
- $31.5 million in gross loans[1]
- $38.6 million in deposits[1]

Rationale

- Entered Ascension Parish with 3.4% deposit market share
- Capital accretive
- Management talent

First Community Bank

- Announced: January, 2013
- Closed: May, 2013
- 2 Branches – Hammond and Mandeville, LA
- $77.5 million in gross loans[1]
- $86.5 million in deposits[1]

Rationale

- Recorded bargain purchase gain
- Initial entrance into Hammond market plus another location in the New Orleans MSA

Current Landscape

- **Focused on existing footprint and complementary markets in Southern Louisiana**
- **60% of Louisiana-headquartered banks < $250 million in assets[2]**
- **81% of Louisiana-headquartered banks < $500 million in assets[2]**

(1) Based on fair values at time of closing
(2) As of March 31, 2015

9

Growth Has Been the Story Total Assets +33% +76% +32% FCB Acquisition SLBB Acquisition Note: Gray shading denotes the marked value of acquired assets on date of the respective acquisitions of South Louisiana Bank (closed on October 1, 2011) and First Community Bank (closed on May 1, 2013). Percentage growth excludes HFS balances. +23% +14% HFS HFS HFS $5 HFS $17 HFS $8 HFS $6

Growth Has Been the Story Gross Loans +24% +39% +75% +31% FCB Acquisition SLBB Acquisition Note: Light blue shading denotes the marked value of acquired loans on date of the respective acquisitions of South Louisiana Bank (closed on October 1, 2011) and First Community Bank (closed on May 1, 2013). Percentage growth excludes HFS balances. +14% HFS HFS HFS $6 HFS $8 HFS $17 HFS $5

Loan Composition Loan Composition Amount % Amount % Amount % Amount % Amount % Mortgage loans on real estate Construction and land development 20,271 $ 7.0% 63,170 $ 12.5% 71,350 $ 11.4% 79,796 $ 11.2% 8,446 $ 11.8% 1-4 Family 54,813 19.0 104,685 20.8 137,519 22.1 154,277 21.7 $16,758 12.2 Multifamily 1,750 0.6 14,286 2.8 17,458 2.8 24,484 3.5 $7,026 40.2 Farmland 64 0.0 830 0.2 2,919 0.5 3,009 0.4 $90 30.8 Commercial real estate Owner occupied 52,533 18.2 78,415 15.6 119,668 19.2 132,419 18.7 $12,751 10.7 Nonowner occupied 47,394 16.4 78,948 15.6 105,390 16.9 126,555 17.8 $21,165 20.1 Commercial and industrial 15,319 5.3 32,665 6.5 54,187 8.7 67,671 9.5 $13,484 24.9 Consumer 96,609 33.5 131,096 26.0 114,299 18.4 122,350 17.2 $8,051 7.0 Total loans 288,753 $ 100% 504,095 $ 100% 622,790 $ 100% 710,561 $ 100% 87,771 $ 14.1% Loans held for sale 16,988 5,029 103,396 55,653 (47,743) (46.2) Total gross loans 305,741 $ 509,124 $ 726,186 $ 766,214 $ 40,028 $ 5.5% Increase/(Decrease) 2012 2013 2014 2015 December 31, September 30,

Loan Composition September 30, 2015 Business Lending Portfolio² Total Loans¹: $710.6 million Yield on loans: 4.67% 51% of CRE is owner occupied Total loans includes gross loans less loans held for sale Business lending portfolio includes owner occupied CRE and C&I loans as of September 30, 2015 Total Business Lending Portfolio2: $132.4 million

Credit Metrics NPAs / Total Loans + OREO NCOs / Average Loans Peers¹ Investar Peers¹ Investar Peer group consists of UBPR peers produced by the FFIEC and defined by a combination of asset size, number of branches and location in a Metropolitan Statistical Area.

Disciplined Lending Reserves / Total Loans¹,²: 0.83% Reserves / (Total Loans¹ – Acquired): 0.88% (Reserves + FV Marks) / Total Loans¹,²: 0.93% Reserves / Total Loans¹,² Reserves / NPLs Provision Expense / NCOs NM 5 NM NM 3 4 Total loans excludes loans held for sale and allowance for loan losses Includes $39.5 million of loans from previous acquisitions that were marked-to-market as of September 30, 2015 Reserves/NPLs for December 31, 2011 was 6,236% Reserves/NPLs for December 31, 2012 was 5,136% Investar recorded net recoveries in FY 2012

Deposit Composition and Growth Deposit Composition ¹ ($730 million) Total Deposits 2010 - Present CAGR: 33% Target: 20% of total deposits are noninterest-bearing Treasury Management Small Business Banking Focus on Relationship Banking As of September 30, 2015 Cost of funds of interest-bearing deposits: 0.84% YTD Growth in noninterest-bearing deposits: 35% 16

Financial Highlights Gross loans includes loans held for sale (HFS) Efficiency ratio is a non-GAAP financial measure Amounts in thousands, except share data 2015 2014 2014 2013 Financial Highlights Total Assets $937,747 $784,597 $879,354 $634,946 Gross Loans (1) $766,214 $634,747 $726,186 $509,124 Total Deposits $730,434 $621,612 $628,118 $532,606 Total Stockholders' Equity $108,128 $102,165 $103,384 $55,483 Shares Outstanding 7,264,261 7,253,774 7,262,085 3,945,114 Capital Ratios Tangible Equity / Tangible Assets 11.23% 12.66% 11.76% 8.74% Tier 1 Leverage Ratio 12.61% 13.52% 12.61% 9.53% Total RBC Ratio 14.41% 16.42% 14.41% 11.51% Asset Quality Ratios NPAs / Total Assets 0.40% 0.56% 0.69% 0.79% NPLs / Loans 0.37% 0.25% 0.54% 0.30% Loan Loss Reserves / Total Loans 0.83% 0.74% 0.74% 0.67% Loan Loss Reserves / NPLs 226.43% 296.01% 138.61% 227.00% NCOs / Avg Loans 0.03% 0.03% 0.07% 0.09% Performance Ratios Net Income $1,856 $1,442 $5,397 $3,168 ROAE 6.83% 5.72% 6.80% 6.10% ROAA 0.78% 0.75% 0.73% 0.64% Net Interest Margin 3.52% 3.86% 3.85% 4.10% Efficiency Ratio (2) 69.31% 70.47% 74.90% 78.07% Per Share Data Tangible Book Value per Share $14.45 $13.64 $13.79 $13.24 Diluted Earnings per Share $0.26 $0.20 $0.93 $0.81 Year Ended December 31, Quarter Ended September 30,

Performance Metrics Net Interest Margin Net Interest Margin (%) Return on average assets was adjusted for the bargain purchase gain recognized in 2013, and the net effect of the Company’s investment in a tax credit entity recognized in 2014. Return on Average Assets ROAA (%)1

Performance Metrics Efficiency ratio is a non-GAAP financial measure. The efficiency ratio was adjusted for the impairment related to the Company’s investment in a tax credit entity for the year ended December 31, 2014 and for the bargain purchase gain recognized as a result of the acquisition First Community Bank for the year ended December 31, 2013. Expense Ratios Efficiency Ratio¹ (%) Noninterest Expense / Avg. Assets (%)

Profitability +70% +40% +34% +136% Net Income and Earnings Per Share Net Income (Thousands) Earnings per Share Net Income (Thousands) Earnings per Share

Investment Highlights Strong balance sheet and earnings growth Meaningful organic opportunities exist in market Profitable with room to grow into current infrastructure Clean asset quality Experienced management team Experienced, disciplined acquirer Committed level of insider ownership Management aligned with shareholders

Appendix

Non-GAAP Financial Measures

Tangible book value per share, the ratio of tangible equity to tangible assets, and the efficiency ratio are not financial measures recognized under GAAP and, therefore, are considered non-GAAP financial measures. Our management, banking regulators, many financial analysts and other investors use these non-GAAP financial measures to compare the capital adequacy of banking organizations with significant amounts of preferred equity and/or goodwill or other intangible assets, which typically stem from the use of the purchase accounting method of accounting for mergers and acquisitions. Tangible equity, tangible assets, tangible book value per share or related measures should not be considered in isolation or as a substitute for total stockholders' equity, total assets, book value per share or any other measure calculated in accordance with GAAP. Moreover, the manner in which we calculate tangible equity, tangible assets, tangible book value per share and any other related measures may differ from that of other companies reporting measures with similar names. The following table reconciles, as of the dates set forth below, stockholders' equity (on a GAAP basis) to tangible equity and total assets (on a GAAP basis) to tangible assets and calculates our tangible book value per share.

Dollar values in thousands except per share amounts

	Year Ended December 31,					Three Months Ended	
	2010	2011	2012	2013	2014	Q3 2014	Q3 2015
Total Stockholders' Equity - GAAP	$16,814	$35,166	$43,553	$55,483	$103,384	$102,165	$108,128
Adjustments							
Goodwill	$0	$2,684	$2,684	$2,684	$2,684	$2,684	$2,684
Other Intangibles	$0	$155	$145	$573	$532	$542	$511
Tangible Equity	$16,814	$32,327	$40,724	$52,226	$100,168	$98,939	$104,933
Total Assets - GAAP	$209,465	$279,330	$375,446	$634,946	$879,354	$784,597	$937,747
Adjustments							
Goodwill	$0	$2,684	$2,684	$2,684	$2,684	$2,684	$2,684
Other Intangibles	$0	$155	$145	$573	$532	$552	$501
Tangible Assets	$209,465	$276,491	$372,617	$631,689	$876,138	$781,361	$934,562
Total Shares Outstanding							
Book Value Per Share	$11.46	$12.82	$13.56	$14.06	$14.24	$14.08	$14.88
Effect of Adjustment	$0.00	($1.03)	($0.88)	($0.82)	($0.45)	$0.44	($0.43)
Tangible Book Value Per Share	$11.46	$11.79	$12.68	$13.24	$13.79	$13.64	$14.45
Total Equity to Total Assets	8.03%	12.59%	11.60%	8.74%	11.76%	13.02%	11.53%
Effect of Adjustment	-	(0.90)	(0.67)	(0.47)	(0.33)	(0.36)	(0.30)
Tangible Equity to Tangible Assets	8.03%	11.69%	10.93%	8.27%	11.43%	12.66%	11.23%
Efficiency Ratio							
Noninterest Expense	$6,195	$8,615	$11,645	$19,024	$24,384	$6,313	$7,013
Income before Noninterest Expense	$7,293	$10,116	$14,985	$23,340	$30,926	$8,454	$9,719
Provision	$1,019	$639	$685	$1,026	$1,628	$505	$400
Efficiency Ratio	74.5%	80.1%	74.3%	78.1%	74.9%	70.5%	69.3%

23

Income Statement

INVESTAR HOLDING CORPORATION

(dollars in thousands, except share data)	Year Ended December 31,					Three Months Ended	
	2010	2011	2012	2013	2014	Q3 2014	Q3 2015
INTEREST INCOME							
Interest and fees on loans	$ 9,082	$ 10,877	$ 13,968	$ 21,686	$ 29,979	$ 7,801	$ 8,912
Interest on investment securities	611	406	585	756	1,339	367	550
Other interest income	17	19	34	30	50	14	18
TOTAL INTEREST INCOME	9,710	11,302	14,857	22,472	31,368	8,182	9,480
INTEREST EXPENSE							
Interest on deposits	3,194	2,445	2,361	3,204	4,273	1,084	1,358
Interest on borrowings	300	134	181	256	402	98	170
TOTAL INTEREST EXPENSE	3,494	2,579	2,542	3,460	4,675	1,182	1,528
NET INTEREST INCOME	6,216	8,723	12,042	19,012	26,694	7,000	7,952
PROVISION FOR LOAN LOSSES	1,019	639	685	1,026	1,628	505	400
NET INTEREST INCOME AFTER PROVISION FOR LOAN LOSSES	5,197	8,084	11,360	17,986	25,066	6,495	7,552
NON-INTEREST INCOME							
Service charges on deposit accounts	74	102	118	214	305	85	95
Gain on sale of investment securities, net	184	160	139	449	340	63	334
Net gain on sale of assets	-	55	36	346	1,892	1,391	876
Bargain purchase gain	-	-	-	906	-	-	-
Fee income on mortgage loans held for sale, net	1,733	1,569	3,131	2,843	2,119	85	261
Other operating income	105	146	201	596	1,204	335	601
TOTAL NON-INTEREST INCOME	2,096	2,032	3,625	5,354	5,860	1,959	2,167
INCOME BEFORE NON-INTEREST EXPENSE	7,293	10,116	14,985	23,340	30,926	8,454	9,719
NON-INTEREST EXPENSE							
Salaries and employee benefits	3,538	4,909	7,461	11,772	14,565	3,773	4,161
Impairment on investment in tax credit entity	-	-	-	-	690	-	54
Operating expenses	2,657	3,706	4,184	7,252	9,129	2,540	2,798
TOTAL NON-INTEREST EXPENSE	6,195	8,615	11,645	19,024	24,384	6,313	7,013
INCOME BEFORE INCOME TAX EXPENSE	1,098	1,501	3,340	4,316	6,542	2,141	2,706
INCOME TAX EXPENSE	383	502	979	1,148	1,145	699	850
NET INCOME	$ 715	$ 999	$ 2,361	$ 3,168	$ 5,397	$ 1,442	$ 1,856
Basic earnings per share	$ 0.51	$ 0.54	$ 0.79	$ 0.86	$ 0.98	$ 0.20	$ 0.26
Diluted earnings per share	$ 0.43	$ 0.47	$ 0.71	$ 0.81	$ 0.93	$ 0.20	$ 0.26

24